Exhibit 10.2
Loan No. 31-0900266
ASSUMPTION AGREEMENT
     This Assumption Agreement (“Agreement”) is made this 2nd day of August, 2007, by LASALLE BANK NATIONAL ASSOCIATION, as Trustee for Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-TOP1 (“Lender”), BARBER LANE ASSOCIATES L.P., a California limited partnership (“Borrower”), MENLO EQUITIES LLC, a California limited liability company (“Guarantor”), IXYS BUCKEYE, LLC, a Delaware limited liability company (“Buyer”), and IXYS CORPORATION, a Delaware corporation (“New Guarantor”).
RECITALS
A.	Lender’s predecessor in interest made a loan to Borrower in the original principal amount of Eight Million and no/100ths Dollars ($8,000,000.00) (“Loan”), under the terms and provisions set forth in the following loan documents, all of which are dated as of December 21, 2000, unless otherwise noted:
1.	Promissory Note Secured By Deed of Trust (“Note”) in the original principal amount of the Loan, made by Borrower and payable to Lender’s predecessor in interest;

2.	Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) (as assigned, as set forth below, “Security Instrument”), executed by Borrower, as trustor, for the benefit of Lender’s predecessor in interest, as beneficiary, which secures the Note and other obligations of Borrower and which was recorded on January 12, 2001, as Instrument No. 0015525418, in the Official Records of Santa Clara County, California (“Official Records”), the beneficiary’s interest under which was assigned by instrument recorded on April 9, 2001, as Instrument No. 15629028 in the Official Records. The land, improvements and other real property which are subject to the Security Instrument are hereinafter referred to as the “Property” and the equipment, machinery and other personal property which are subject to the Security Instrument are hereinafter referred to as the “Collateral”;

3.	Limited Guaranty (“Guaranty”) executed by Guarantor;

4.	Assignment of Management Contracts executed by Borrower (“Existing Assignment of Management Contracts”); and

5.	UCC-1 Financing Statement filed with the California Secretary of State.

The above documents and any other Loan Documents (as defined in the Note), including, in each case, any prior amendments thereto, together with this Agreement are hereinafter collectively defined as the “Loan Documents”.
B.	As of July 3, 2007:
1.	The principal balance outstanding under the Note was Seven Million Four Hundred Seventy-Four Thousand Fifty-Six and 03/100ths Dollars ($7,474,056.03).

2.	Accrued interest on the Note has been paid through June 30, 2007.

3.	Accrued but unpaid interest on the Note through July 2, 2007, was Three Thousand Ninety-Five and 50/100ths Dollars ($3,095.50).

4.	The balance in the tax escrow reserve was Twenty-Four Thousand Six Hundred Sixty-Five and 85/100ths Dollars ($24,665.85);

5.	The balance in the insurance escrow reserve was Twenty-Five Thousand Three Hundred Sixty-Five and 64/100ths Dollars ($25,365.64);

6.	The balance in the tenant improvement and leasing commission escrow reserve was Three Hundred Seven Thousand Three Hundred Twenty-Five and 53/100ths Dollars ($307,325.53); and

7.	The balance in the capital reserve was Fifty Thousand Seven Hundred Forty-Three and no/100ths Dollars ($50,743.00).
C.	Borrower has sold and conveyed the Property and the Collateral to Buyer, or is about to sell and convey the Property and the Collateral to Buyer, and both parties desire to obtain from Lender a waiver of any right Lender may have under the Loan Documents to accelerate the Maturity Date of the Note by virtue of such conveyance.

D.	Subject to the terms and conditions hereof, Lender is willing to waive any right of acceleration of the Maturity Date of the Note upon assumption by Buyer of all obligations of Borrower under the Loan Documents.
NOW THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:
1.	Incorporation. The foregoing recitals are incorporated herein by this reference.

2.	Assumption Fee. As consideration for Lender’s execution of this Agreement and in addition to any other sums due hereunder, Buyer agrees to pay Lender or Lender’s servicer(s) (all as set forth in the escrow instructions to be executed in connection with the closing of this assumption) an assumption fee of Seventy-Four Thousand Seven Hundred Forty and 56/100ths Dollars ($74,740.56), due on execution of this Agreement by Lender.

3.	Conditions Precedent. The following are conditions precedent to Lender’s obligations under this Agreement:
a.	The irrevocable commitment of Commonwealth Land Title Insurance Company (“Title Company”) to issue CLTA 104.8 and CLTA 111.4 (or equivalent) endorsements to Title Company’s Title Policy No. SFO1786 dated January 12, 2001, in each case in form and substance acceptable to Lender and without deletions or exceptions other than as expressly approved by Lender in writing, insuring Lender that the priority and validity of the Security Instrument has not been and will not be impaired by this Agreement, the conveyance of the Property, or the transaction contemplated hereby;

b.	Receipt and approval by Lender of: (i) the executed original of this Agreement; (ii) an executed original of a Memorandum of Assumption Agreement in the form attached hereto as Exhibit A and otherwise in form and substance acceptable to Lender (“Memorandum of Assumption Agreement”); and (iii) any other documents and agreements which are required pursuant to this Agreement, in form and content acceptable to Lender;

c.	Recordation in the Official Records of the Memorandum of Assumption Agreement, together with such other documents and agreements, if any, required pursuant to this Agreement or which Lender has requested to be recorded or filed;

d.	Buyer’s delivery to Lender of UCC-1 Financing Statements in proper form for filing in the appropriate jurisdictions as determined by Lender;

e.	Execution and delivery to Lender by New Guarantor of a limited guaranty in favor of Lender, in the form previously delivered to New Guarantor by Lender, pursuant to which New Guarantor irrevocably guarantees payment for certain matters under the Loan;

f.	Execution and delivery to Lender by Buyer of an assignment of management contracts in favor of Lender, comparable to the Existing Assignment of Management Contracts and in form and substance acceptable to Lender;

g.	Delivery to Lender of the organizational documents and evidence of good standing of Buyer, together with such resolutions or certificates as Lender may require, in form and content acceptable to Lender, authorizing the assumption of the Loan and executed by the appropriate persons and/or entities on behalf of Buyer and New Guarantor;

h.	The representations and warranties contained herein are true and correct;

i.	Receipt by Lender of a copy of Buyer’s casualty insurance policy and comprehensive liability insurance policy with respect to the Property, each in form and amount satisfactory to Lender;

j.	Receipt by Lender of a copy of the grant deed by which title to the Property will be conveyed to Buyer, and the purchase and sale agreement documenting the sale of the Property to Buyer;

k.	Receipt by Lender of an executed assignment of the purchaser’s interest in the purchase and sale agreement for the Property from the purchaser named therein to Buyer;

l.	Receipt by Lender of an executed Form W-9 for Buyer;

m.	Lender shall have received an opinion of counsel to Lender with respect to the compliance of this Agreement, the transfer to Buyer, and the transactions referenced herein with the provisions of the Internal Revenue Code as the same pertain to real estate mortgage investment conduits;

n.	New Guarantor, as tenant, shall have entered into a lease with Buyer for all of the leasable space at Property on terms approved by Lender, and for a term of no less than five years and at an annual minimum rental rate of $13.75 per square foot ($724,668 annual rent) on a “triple-net” basis, and Lender shall have received an executed copy thereof;

o.	Payment of the assumption fee provided for in Section 2 above;

p.	Buyer’s reimbursement to Lender of Lender’s costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, escrow and recording fees, attorneys’ fees, appraisal, engineers’ and inspection fees and documentation costs and charges, whether such services are furnished by Lender’s employees, agents or independent contractors.
4.	Effective Date. The effective date of this Agreement shall be the date the Memorandum of Assumption Agreement is recorded in the Official Records (“Effective Date”).

5.	Assumption. Buyer hereby assumes as of the Effective Date and agrees to pay when due all sums due or to become due or owing under the Note, the Security Instrument and the other Loan Documents and shall hereafter faithfully perform all of Borrower’s obligations under and be bound by all of the provisions of the Loan Documents and assumes all liabilities of Borrower under the Loan Documents as if Buyer were an original signatory thereto. The execution of this Agreement by Buyer shall be deemed its execution of the Note, the Security Instrument and the other Loan Documents. Lender acknowledges that, upon the Effective Date, Lender (in reliance upon the representation contained in Section 8(a)(vi) below) shall recognize Buyer as having acquired and succeeded to all of Borrower’s rights to the funds deposited in impound and/or reserve accounts held by or for the benefit of Lender pursuant to the terms of the Loan Documents.
6.	Partial Release of Borrower; Release of Lender. Lender hereby releases (on the Effective Date) Borrower from liability under the Loan Documents other than this Agreement (including, without limitation, any obligations pertaining to “; provided however, that the parties hereby acknowledge and agree that Borrower is expressly not released from and nothing contained herein is intended to limit, impair, terminate or revoke, any of Borrower’s obligations with respect to the matters set forth in Section 8.2 of the Note to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date (the “Retained Obligations”), and that such obligations shall continue in full force and effect in accordance with the terms and provisions thereof and hereof. Borrower’s obligations under the Loan Documents with respect to the Retained Obligations shall not be discharged or reduced by any extension, amendment, renewal or modification to, the Note, the Security Instrument or any other Loan Documents, including, without limitation, changes to the terms of repayment thereof, modifications, extensions or renewals of repayment dates, releases or subordinations of security in whole or in part, changes in the interest rate or advances of additional funds by Lender in its discretion for purposes related to those set forth in the Loan Documents. Each of Borrower, Guarantor, Buyer and New Guarantor hereby fully releases (on the Effective Date) Lender and any servicer(s) of the Loan from any liability of any kind to Borrower arising out of or in connection with the Loan or the Loan Documents other than this Agreement. Each of Borrower, Guarantor, Buyer and New Guarantor after consultation with its respective attorney, hereby expressly waives the benefits of the provisions of Section 1542 of the California Civil Code which provides to the effect that:
“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release which, if known by him or her, must have materially affected his or her settlement with the debtor.”
From time to time without first requiring performance on the part of Buyer, Lender may look to and require performance by Borrower of all Retained Obligations. Borrower waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest and notices of dishonor of all or any part of the indebtedness now existing or hereafter arising under the Loan Documents.

7.	Confirmation of Guaranty; Partial Release of Guarantor. Nothing contained herein is intended to limit, impair, terminate or revoke Guarantor’s obligations under the Guaranty to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date and such obligations shall continue in full force and effect in accordance with the terms and provisions of the Guaranty; provided, however, Lender hereby releases Guarantor from its obligations under the Guaranty (including, without limitation, any obligations pertaining to “to the extent the same arise out of or in connection with any act or omission occurring after the Effective Date.

8.	Representations and Warranties.
a.	Assignment. Borrower and Buyer each hereby represents and warrants to Lender that, as of the Effective Date, Borrower has irrevocably and unconditionally transferred and assigned to Buyer all of Borrower’s right, title and interest in and to:
i.	The Property and the Collateral;

ii.	The Loan Documents;

iii.	All leases related to the Property or the Collateral;

iv.	All reciprocal easement agreements, operating agreements, and declarations of conditions, covenants and restrictions related to the Property;

v.	All prepaid rents and security deposits, if any, held by Borrower in connection with leases of any part of the Property or the Collateral; and

vi.	All funds, if any, deposited in impound and/or reserve accounts held by or for the benefit of Lender pursuant to the terms of the Loan Documents.
Borrower and Buyer each hereby further represents and warrants to Lender that no consent to the transfer of the Property and the Collateral to Buyer is required under any agreement to which it is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that the parties have obtained all such consents.

b.	No Defaults. Buyer and Borrower each hereby represents and warrants, to the best of its respective knowledge, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Agreement, and all representations and warranties herein and in the other Loan Documents are true and correct.

c.	Loan Documents. Buyer represents and warrants to Lender that Buyer has actual knowledge of all terms and conditions of the Loan Documents, and agrees that Lender has no obligation or duty to provide any information to Buyer regarding the terms and conditions of the Loan Documents. Buyer further agrees that all representations, agreements and warranties in the Loan Documents regarding Borrower, its status, authority, financial condition and business shall apply to Buyer as well as to Borrower, as though Buyer were the borrower originally named in the Loan Documents. Buyer further understands and acknowledges that, except as expressly provided herein or in another writing executed by Lender, Lender has not waived any right of Lender or obligation of Borrower or Buyer under the Loan Documents and Lender has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.

d.	Financial Statements. Buyer represents and warrants to Lender that the financial statements of Buyer, of each general partner (if Buyer is a partnership) of each member of Buyer (if Buyer is a limited liability company) and of each New Guarantor, if any, previously delivered by Buyer or any of such parties to Lender: (i) are materially complete and correct; (ii) present fairly the financial condition of each of such parties; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied or other accounting standards approved by Lender. Buyer further represents and warrants to Lender that, since the date of such financial statements, there has been no material adverse change in the financial condition of any of such parties, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered except as previously disclosed in writing by Buyer to Lender and approved in writing by Lender.

e.	Reports. Buyer represents and warrants to Lender that all reports, documents, instruments and information delivered to Lender by Buyer in connection with Buyer’s assumption of the Loan: (i) are correct and sufficiently complete to give Lender accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.

f.	Buyer Location. Buyer’s chief executive office (or principal residence, if applicable) is located at the following address: 3540 Bassett Street, Santa Clara, California 95954. Buyer is an organization organized solely under the laws of the State of Delaware. All organizational documents of Buyer delivered to Lender are complete and accurate in every respect. Buyer’s legal name is exactly as shown on page one of this Agreement. Buyer shall not change Buyer’s name or, as applicable, Buyer’s chief executive office, Buyer’s principal residence or the jurisdiction in which Buyer is organized, without giving Lender at least 30 days’ prior written notice.

g.	No Adverse Change. Buyer represents and warrants to Lender that since the date of the financial statements for Buyer and New Guarantor submitted by Buyer in connection with its application to assume the Loan, there has occurred no adverse change in the financial condition of Buyer or New Guarantor.

h.	No Pledge of Equity Interests. Buyer represents and warrants to Lender that no equity interest in Buyer or in any entity that, directly or indirectly, owns an equity interest in Buyer has been pledged, hypothecated or otherwise encumbered as security for any obligation, and that no portion of the capital contributed to Buyer, directly or indirectly, in connection with Buyer’s acquisition of the Property consists of borrowed funds.
9.	Waiver of Restricted Account Agreement Requirement. Buyer, Borrower and Lender hereby agree that, upon the Effective Date, Section 5 of Exhibit A of the Note shall no longer be effective and shall be deleted in its entirety. Buyer and Lender acknowledge that neither a Restricted Account Agreement nor a Restricted Account (as such terms are defined in Section 5 of the Note) have been implemented.

10.	Letter of Credit Provisions. Buyer, Borrower and Lender hereby agree that, upon the Effective Date, Section 6 of Exhibit A of the Note shall no longer be effective and shall be deleted in its entirety.

11.	Deletion of Permitted Transfers Provisions. Buyer, Borrower and Lender hereby agree that, upon the Effective Date, Section 7 of Exhibit A of the Note shall no longer be effective and shall be deleted in its entirety.

12.	Waiver of Key Person or Entity Requirement. Buyer, Borrower and Lender hereby agree that, upon the Effective Date, Section 7. 1(a)(vii) of the Security Instrument shall no longer be effective and shall be deleted in its entirety.

13.	Notice Address. Section 11 of the Note, Section 8.20 of the Security Instrument, and any comparable notice provisions among the Loan Documents, pertaining to notice to the borrower, shall be amended by reference to the notice address of Buyer in Section 18 below.

14.	Waiver of Acceleration. Lender hereby agrees that it shall not exercise its right to cause all sums secured by the Security Instrument to become immediately due and payable because of the conveyance of the Property and the Collateral from Borrower to Buyer; provided, however, Lender reserves its right under the terms of the Security Instrument or any other Loan Document to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the Property, the Collateral or any interest in Buyer, except as permitted by the Loan Documents.

15.	Hazardous Materials; CCP Section 726.5; Section 736. Without in any way limiting any other provision of this Agreement, Buyer reaffirms as of the Effective Date and continuing hereafter: (a) each and every representation and warranty in the Loan Documents respecting “Hazardous Materials”; and (b) each and every covenant and indemnity in the Loan Documents respecting “Hazardous Materials”. In addition, Buyer and Lender agree that: (i) this Section is intended as Lender’s written request for information (and Buyer’s response) concerning the environmental condition of the real property security under the terms of California Code of Civil Procedure Section 726.5; and (ii) each representation and/or covenant in this Agreement or any other Loan Document (together with any indemnity applicable to a breach of any such representation and/or covenant) with respect to the environmental condition of the real property security is intended by Lender and Borrower to be an “environmental provision” for purposes of California Code of Civil Procedure Section 736.

16.	Multiple Parties. If more than one buyer has signed this Agreement as Buyer, then all references in this Agreement to Buyer shall mean each and all of the buyers signing this Agreement as Buyer. The liability of all of the buyers signing this Agreement as Buyer shall be joint and several with all others similarly liable. If more than one borrower has signed this Agreement as Borrower, then all references in this Agreement to Borrower shall mean each and all of the borrowers signing this Agreement as Borrower. The liability of all of the borrowers signing this Agreement as Borrower shall be joint and several with all others similarly liable.

17.	Confirmation of Security Interest. Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of that lien, charge or encumbrance. All assignments and transfers by Borrower to Buyer are subject to any security interest(s) held by Lender.

18.	Notices. All notices to be given to Buyer pursuant to the Loan Documents shall be addressed as follows:
3540 Bassett Street
Santa Clara, California
95954 Attention: Uzi Sasson
Facsimile: (408) 496-6104
All notices to be given to Borrower or Guarantor pursuant to the Loan documents shall be addressed as follows:
c/o Menlo Equities LLC
490 California Avenue
4th Floor
Palo Alto, California 94306
Facsimile: (650) 326-9333
19.	Integration; Interpretation. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by Lender and Buyer. Any reference in any of the Loan Documents to the Property or the Collateral shall include all or any parts of the Property or the Collateral.

20.	Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but subject to all prohibitions of transfers contained in any Loan Document.

21.	Attorneys’ Fees; Enforcement. If any attorney is engaged by Lender to enforce, construe or defend any provision of this Agreement, or as a consequence of any default under or breach of this Agreement by Buyer, with or without the filing of any legal action or proceeding, Buyer shall pay to Lender, upon demand, the amount of all attorneys’ fees and costs reasonably incurred by Lender in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.

22.	One-Time Right of Transfer of Property. The parties acknowledge that Section 4 of Exhibit A to Promissory Note attached to and forming a part of the Note provides that Lender shall, one (1) time only, consent to the voluntary sale or exchange of all of the Property, all subject, however, to the terms and conditions set forth therein. The parties agree that this Agreement and the actions to be taken as contemplated herein shall constitute such one consent and that hereafter, Lender shall not be required to consent to any further such sale or exchange.

23.	Miscellaneous. This Agreement shall be governed and interpreted in accordance with the laws of the jurisdiction(s) specified in the other Loan Documents as governing the other Loan Documents. In any action brought or arising out of this Agreement, Borrower and Buyer, and general partners, members and joint venturers of them, hereby consent to the jurisdiction of any state or federal court having proper venue as specified in the other Loan Documents and also consent to the service of process by any means authorized by the law of such jurisdiction(s). Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had not been a part thereof.

24.	Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.
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     IN WITNESS WHEREOF, Borrower, Guarantor, Buyer, New Guarantor and Lender have caused this Agreement to be duly executed as of the date first above written.

LENDER

LASALLE BANK NATIONAL ASSOCIATION, as Trustee for Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-TOP1

By:	Wells Fargo Bank, National Association, as Servicer under the Pooling and Servicing Agreement dated as of February 1, 2001, by and between Morgan Stanley Dean Witter Capital I Inc., Wells Fargo Bank, National Association, GMAC Commercial Mortgage Corporation, LaSalle Bank National Association, Wells Fargo Bank Minnesota, National Association, and ABN AMRO Bank N.V.

	By:	/s/ Traci Mills-Smith

Name:

Title:

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BORROWER

BARBER LANE ASSOCIATES L.P., a California limited partnership

By:	Menlo Equities Associates V LLC, a California limited liability company, General Partner

	By:	Menlo Equities LLC, a California limited liability company, Managing Member

		By:	Menlo Equities, Inc., a California corporation, Managing Member

			By:	/s/ Henry D. Bullock

Henry D. Bullock,
President

		By:	Diamant Investments LLC, a Delaware limited liability company Member

			By:	/s/ Richard J. Holmstrom

Richard J. Holmstrom,
Managing Member

GUARANTOR

MENLO EQUITIES LLC, a California limited liability company,

By:	Menlo Equities, Inc., a California corporation, Managing Member

	By:	/s/ Henry D. Bullock

Henry D. Bullock,
President

By:	Diamant Investments LLC, a Delaware limited liability company Member

	By:	/s/ Richard J. Holmstrom

Richard J. Holmstrom,
Managing Member
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BUYER
IXYS BUCKEYE, LLC, a Delaware limited liability company

By:	IXYS CORPORATION, a Delaware corporation
Its:	Sole Member and Manager

	By:	/s/ Uzi Sasson

Uzi Sasson
Vice President of Finance

NEW GUARANTOR

IXYS CORPORATION, a Delaware corporation

By:	/s/ Uzi Sasson

Uzi Sasson
Vice President of Finance

Exhibit A

Recording Requested by and when recorded return to:

PEPLER MASTROMONACO LLP
100 First Street, 25th Floor
San Francisco, California 94105
Attention: Peter A. Mastromonaco, Esq.

Loan No.: 31-0900266

MEMORANDUM OF ASSUMPTION AGREEMENT
BARBER LANE ASSOCIATES L.P., a California limited partnership (“Borrower”), with a mailing address at c/o Menlo Equities LLC, 490 California Avenue, 4th Floor, Palo Alto, California 94306, MENLO EQUITIES LLC, a California limited liability company (“Guarantor”), with a mailing address at c/o Menlo Equities LLC, 490 California Avenue, 4th Floor, Palo Alto, California 94306, IXYS BUCKEYE, LLC, a Delaware limited liability company (“Buyer”), with a mailing address at 3540 Bassett Street, Santa Clara, California 95954, IXYS CORPORATION, a Delaware corporation (“New Guarantor”), with a mailing address at 3540 Bassett Street, Santa Clara, California 95954, and LASALLE BANK NATIONAL ASSOCIATION, as Trustee for Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-TOP1 (“Lender”), with a mailing address at c/o Wells Fargo Bank, N.A., Commercial Mortgage Servicing, 1320 Willow Pass Road, Suite 300, Concord, California 94520, are parties to that certain ASSUMPTION AGREEMENT dated of even date herewith (“Assumption Agreement”). The undersigned parties agree that all obligations under that certain promissory note (“Note”) dated December 21, 2000, in the original principal amount of Eight Million and no/100ths Dollars ($8,000,000.00), secured by that certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) (“Security Instrument”) recorded on January 12, 2001, as Instrument No. 0015525418, in the Official Records of Santa Clara County, California (“Official Records”), the beneficiary’s interest under which was assigned by instrument recorded on April 9, 2001, as Instrument No. 15629028, in the Official Records, and all other Loan Documents (as defined in the Assumption Agreement), have been assumed by Buyer upon the terms and conditions set forth in the Assumption Agreement. The Assumption Agreement is by this reference incorporated herein and made a part hereof. This Memorandum of Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.
Dated:                     , 2007

     IN WITNESS WHEREOF, Borrower, Guarantor, Buyer, New Guarantor and Lender have caused this Agreement to be duly executed as of the date first above written.

LENDER

LASALLE BANK NATIONAL ASSOCIATION, as Trustee for Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-TOP1

By:	Wells Fargo Bank, National Association, as Servicer under the Pooling and Servicing Agreement dated as of February 1, 2001, by and between Morgan Stanley Dean Witter Capital I Inc., Wells Fargo Bank, National Association, GMAC Commercial Mortgage Corporation, LaSalle Bank National Association, Wells Fargo Bank Minnesota, National Association, and ABN AMRO Bank N.V.

By:

Name:

Title:

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BORROWER

BARBER LANE ASSOCIATES L.P., a California limited partnership

By:	Menlo Equities Associates V LLC, a California limited liability company, General Partner

	By:	Menlo Equities LLC, a California limited liability company, Managing Member

		By:	Menlo Equities, Inc., a California corporation, Managing Member

By:

Henry D. Bullock,
President

		By:	Diamant Investments LLC, a Delaware limited liability company Member

By:

Richard J. Holmstrom,
Managing Member

GUARANTOR

MENLO EQUITIES LLC, a California limited liability company,

By:	Menlo Equities, Inc., a California corporation, Managing Member

By:

Henry D. Bullock,
President

By:	Diamant Investments LLC, a Delaware limited liability company Member

By:

Richard J. Holmstrom,
Managing Member
[Signatures continued on next page]

BUYER
IXYS BUCKEYE, LLC, a Delaware limited liability company

By:	IXYS CORPORATION, a Delaware corporation
Its:	Sole Member and Manager

By:

Uzi Sasson
Vice President of Finance

NEW GUARANTOR

IXYS CORPORATION, a Delaware corporation

By:

Uzi Sasson
Vice President of Finance